Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$13,302,138
Unrealized Gain (Loss) on Market Value of Commodity Futures	(5,687,175)
Dividend Income	515,900
Interest Income	209,218
ETF Transaction Fees	350
Total Income (Loss)	$8,340,431

Expenses
Management Fees	$135,430
Professional Fees	36,942
Brokerage Commissions	17,136
Directors' Fees and insurance	5,074
Total Expenses	$194,582
Net Income (Loss)	$8,145,849

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/25	$191,518,010
Additions (50,000 Shares)	3,458,685
Net Income (Loss)	8,145,849

Net Asset Value End of Month	$203,122,544
Net Asset Value Per Share (2,950,000 Shares)	$68.86

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$22,625
Unrealized Gain (Loss) on Market Value of Commodity Futures	9,014,400
Dividend Income	390,965
Interest Income	157,917
ETF Transaction Fees	700
Total Income (Loss)	$9,586,607

Expenses
Management Fees	$83,545
Professional Fees	31,908
Brokerage Commissions	121
Directors' Fees and insurance	3,762
Total Expenses	$119,336
Net Income (Loss)	$9,467,271

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/25	$142,561,094
Additions (100,000 Shares)	2,736,898
Withdrawals (50,000 Shares)	(1,361,304)
Net Income (Loss)	9,467,271

Net Asset Value End of Month	$153,403,959
Net Asset Value Per Share (5,700,000 Shares)	$26.91

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$13,324,763
Unrealized Gain (Loss) on Market Value of Commodity Futures	3,327,225
Dividend Income	906,865
Interest Income	367,135
ETF Transaction Fees	1,050
Total Income (Loss)	$17,927,038

Expenses
Management Fees	$218,975
Professional Fees	68,850
Brokerage Commissions	17,257
Non-interested Directors' Fees and Expenses	8,836
Total Expenses	$313,918
Net Income (Loss)	$17,613,120

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/25	$334,079,104
Additions (150,000 Shares)	6,195,583
Withdrawals (50,000 Shares)	(1,361,304)
Net Income (Loss)	17,613,120

Net Asset Value End of Month	356,526,503

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596